Taxation	12 Months Ended
Dec. 31, 2024
Income Tax Disclosure [Abstract]
Taxation
Note 10 - Taxation
Borr Drilling Limited is a Bermuda company not currently required to pay taxes in Bermuda on ordinary income or capital gains under a tax exemption granted by the Minister of Finance in Bermuda until March 31, 2035. However, the Bermuda Corporate Income Tax Act was enacted on December 27, 2023 and applies from January 1, 2025 to Bermuda entities that are part of a multinational group with annual revenues of at least EUR 750 million in two of the previous four fiscal years. The Corporate Income Tax Act overrides previous tax exemptions and applies a 15% tax rate to net taxable income of Bermuda entities. We expect to be in scope of the tax in 2026, at the same time as becoming subject to the 15% global minimum tax introduced by the Global Anti-Base Erosion Model Rules (Pillar Two) initiative of the Organization for Economic Co-operation and Development (OECD). We operate through various subsidiaries, affiliates and branches in numerous countries throughout the world and are subject to tax laws, policies, treaties and regulations, as well as the interpretation or enforcement thereof, in jurisdictions in which we or any of our subsidiaries, affiliates and branches operate, were incorporated, or otherwise considered to have a tax presence. Our income tax expense is based upon our interpretation of the tax laws in effect in various countries at the time that the expense was incurred.
Total pre-tax income / (loss) is comprised of the following by jurisdiction:

	For the Years Ended December 31,
(In $ millions)	2024	2023	2022
Bermuda	(97.3)	(92.2)	(44.1)
Foreign	237.6	148.3	(230.3)
Total	140.3	56.1	(274.4)
All income tax expense is attributable to foreign jurisdictions and is comprised of the following:

	For the Years Ended December 31,
(In $ millions)	2024	2023	2022
Current tax expense	57.5	50.5	20.5
Change in deferred tax	0.7	(16.5)	(2.1)
Total	58.2	34.0	18.4
Our annual effective tax rate for the year ended December 31, 2024 was approximately 41.48%, on a pre-tax income of $140.3 million. Changes in our effective tax rate from period to period are primarily attributable to changes in the profitability or loss mix of our operations in various jurisdictions. As our operations continually change among numerous jurisdictions, and methods of taxation in these jurisdictions vary greatly, there is minimal direct correlation between the income tax expense / benefit and income / (loss) before taxes. The year ended December 31, 2024 was also impacted by the release of a valuation allowance against certain deferred tax assets in the U.K.
A reconciliation of the Bermuda statutory tax rate to our effective rate is shown below:

	For the Years Ended December 31,
	2024	2023	2022
Bermuda statutory income tax rate	—%	—%	—%
Tax rates which are different from the statutory rate	51.03%	101.25%	(7.20)%
Adjustment attributable to prior years	(3.49)%	3.39%	0.67%
Change in valuation allowance	(5.13)%	(29.41)%	—%
Adjustments to uncertain tax positions	(0.93)%	(14.62)%	(0.18)%
Total	41.48%	60.61%	(6.71)%
The components of the net deferred taxes are as follows:

	As of December 31,
(In $ millions)	2024	2023
Deferred tax assets
Net operating losses	153.5	114.5
Excess of tax basis over book basis of property, plant and equipment	39.3	36.8
Other	11.5	20.5
Deferred tax asset	204.3	171.8
Less: valuation allowance	(164.7)	(130.4)
Net deferred tax assets (1)	39.6	41.4
Deferred tax liabilities
Deferred tax liabilities	(21.0)	(22.1)
Net deferred tax asset	18.6	19.3
(1) Net deferred tax assets are recognized in "Other non-current assets" in the Consolidated Balance Sheets (see Note 16 - Other Non-Current Assets).

The net deferred tax assets related to our net operating losses were generated in the United Kingdom ($9.1 million net operating losses at December 31, 2024) and do not expire. Deferred tax liabilities of $21.0 million and $22.1 million as at December 31, 2024 and December 31, 2023, respectively, relate to book-tax basis differences on certain UK owned rigs. There is also $96.1 million of net operating loss in a legacy Paragon subsidiary in the United States and this has a full valuation allowance. The valuation allowance for deferred tax assets as of December 31, 2024, was $164.7 million. The net change in the total valuation allowance for the year ended December 31, 2024, was an increase of $34.3 million. This change was primarily due to the recognition of the Bermuda deferred tax asset of $45.2 million and its related full valuation allowance and the release of $7.2 million related to United Kingdom as discussed below.
We recognize a valuation allowance for deferred tax assets when it is more-likely-than-not that the benefit from the deferred tax asset will not be realized. The amount of deferred tax assets considered realizable could increase or decrease in the near-term if estimates of future taxable income change. In 2024, we partially reduced our valuation allowance previously recorded against the gross deferred tax assets in the United Kingdom. Due to existing contracts as of December 31, 2024, we determined that these tax attributes would likely be utilized. The release of this valuation allowance reduced our income tax provision by $7.2 million.
In 2024, we recognized a deferred tax asset of $45.2 million on Bermuda net operating losses for the first time. This asset is fully offset by a valuation allowance. The asset was calculated at 15% of the total Bermuda net operating loss since January 1, 2021 (gross amount $301.7 million). The recognition reflects our assessment that it is more likely than not we will be subject to Bermuda corporate income tax from January 1, 2026 and that we will elect to apply the five year look-back period.
We conduct business globally and, as a result, we file income tax returns, or are subject to withholding taxes, in various jurisdictions. In the normal course of business, we are generally subject to examination by taxation authorities throughout the world, including major jurisdictions in which we operate or used to operate.
The following is a reconciliation of the liabilities related to our uncertain tax positions:

(In $ millions)	2024	2023
Unrecognized tax benefits, including interest and penalties, at January 1,	3.2	11.3
Additions for tax positions of prior year	—	0.3
Reduction in tax positions of prior years	(1.4)	(9.5)
Unrecognized tax benefits, excluding interest and penalties, at December 31,	1.8	2.1
Interest and penalties	0.1	1.1
Unrecognized tax benefits, including interest and penalties, at December 31,	1.9	3.2
The liabilities summarized in the table above are presented within "Other non-current liabilities" in the Consolidated Balance Sheets.
We include, as a component of our income tax provision, potential interest and penalties related to liabilities for our unrecognized tax benefits within our global operations. Interest and penalties resulted in an income tax expense of $0.1 million, $1.1 million and $0.5 million for the years ended December 31, 2024, 2023 and 2022, respectively.
For the year ended December 31, 2024, we reduced our liability for uncertain tax positions, and our income tax provision, by $1.4 million.
As of December 31, 2024, the liabilities related to our unrecognized tax benefits, including estimated accrued interest and penalties, totaled $1.9 million, and if recognized, would reduce our income tax provision by $1.9 million. As of December 31, 2023, the liabilities related to our unrecognized tax benefits, including estimated accrued interest and penalties, totaled $3.2 million, and if recognized, would reduce our income tax provision by $3.2 million. It is reasonably possible that our existing liabilities related to our unrecognized tax benefits may increase or decrease in the next twelve months primarily due to the progression of open audits or the expiration of statutes of limitation. While the amounts provided are an estimate and subject to revision, we are not aware of any circumstances currently that would result in a material increase to the amounts provided for the risks identified at this time.